BlackRock Balanced Capital Fund, Inc.

Supplement dated October 15, 2010 to the Statement of Additional Information
dated January 28, 2010

The following changes are made to the Statement of Additional Information of BlackRock Balanced Capital Fund, Inc. (the “Fund”).

The subsection entitled “IV. Management and Advisory Arrangements — Information Regarding the Portfolio Managers — Other Funds and Accounts Managed” is revised to add the following information with respect to the Fund as of October 8, 2010:

	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based

Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts

Core Portfolio

Peter Stournaras	25	10	19	0	1	0
	$11.45 Billion	$2.75 Billion	$3.39 Billion	$0	$110.5 Million	$0

The subsection entitled “IV. Management and Advisory Arrangements — Information Regarding the Portfolio Managers — Fund Ownership” is revised to add the following information with respect to the Fund as of October 8, 2010:

Portfolio Manager	Dollar Range
Peter Stournaras	None

Shareholders should retain this Supplement for future reference.

Code # SAI-10044-1010-SUP